PROSPECTUS SUPPLEMENT TO                      Filed Pursuant to Rule 424(b)(3)
PROSPECTUS DATED APRIL 2, 1997                            SEC File No. 333-23955




                              LOMAK PETROLEUM, INC.
                                 $55,000,000 of
                 6% Convertible Subordinated Debentures due 2007
                                       and
                        4,287,249 SHARES OF COMMON STOCK

              -----------------------------------------------------

            The Date of this Prospectus Supplement is August 31, 1998

              -----------------------------------------------------

         The following information supplements the Prospectus dated April 2, 1997 relating to the offering of up to $55,000,000 principal amount of the 6% Convertible Subordinated Debentures due 2007 (the "6% Debentures") of Range Resources Corporation a Delaware corporation (the "Company"), and 4,287,249 shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Company from time to time by certain holders of Common Stock and/or 6% Debentures (the "Selling Securityholders").

         The Prospectus is supplemented with the following information to be added under the heading "Selling Securityholders":

                                                   Common  Stock                         6% Debentures
                                          ------------------------------------- --------------------------------------

                                                                                 Principal
                                           Number of                             Amount of     Principal
                                             Shares     Number of   Percent of   Debentures    Amount of    Percent of
         SELLING SECURITYHOLDER           Beneficially    Shares    Class After Beneficially  Debentures   Class After
         ----------------------              Owned       Offered     Offering      Owned       Offered      Offering
                                             -----       -------     --------      -----       -------      --------
Chase Manhattan NA as Trustee for IBM
Retirement Plan dated 12/18/45
One Bride Plaza
Fort Lee, New Jersey 07024                   128,831(1)   128,831(1)     -       $ 2,480,000   $ 2,480,000      -

Merrill Lynch Convertible Fund
800 Scudders Mill Road
Plainsboro, New Jersey 08536                  31,169(1)    31,169(1)     -           600,000       600,000      -

Merrill Lynch Convertible Securities
Portfolio
800 Scudders Mill Road
Plainsboro, New Jersey 08536                  25,794(1)    25,794(1)     -           500,000       500,000      -

                                                   Common  Stock                         6% Debentures
                                          ------------------------------------- --------------------------------------

                                                                                 Principal
                                           Number of                             Amount of     Principal
                                             Shares     Number of   Percent of   Debentures    Amount of    Percent of
         SELLING SECURITYHOLDER           Beneficially    Shares    Class After Beneficially  Debentures   Class After
         ----------------------              Owned       Offered     Offering      Owned       Offered      Offering
                                             -----       -------     --------      -----       -------      --------
Bankers Trust Trustee for Chrysler
Corporation Employee #1 Pension Plan
dated 4/1/89
One Bridge Plaza
Fort Lee, New Jersey 07024                    78,691(1)    78,691(1)     -       $ 1,520,000   $ 1,520,000      -

Key Asset Management Inc. as Investment
Manager for the Potlatch-First Trust
Company of St. Paul
127 Public Square, 20th Floor
Cleveland, Ohio 44114                         15,584(1)    15,584(1)     -           300,000       300,000      -

Key Asset Management Inc., as Investment
Manager for the University of Southern
Florida Fund
127 Public Square, 20th Floor
Cleveland, Ohio 44114                          4,155(1)     4,155(1)     -            80,000        80,000      -

Key Asset Management Inc., as Agent for
the Key Tr. Convertible Securities Fund
127 Public Square, 20th Floor
Cleveland, Ohio 44114
                                               9,142(1)     9,142(1)     -           176,000       176,000      -

Key Asset Management Inc., as Agent for
the EB Convertible Securities Fund
127 Public Square, 20th Floor
Cleveland, Ohio 44114                         37,402(1)    37,402(1)     -           720,000       720,000      -

Key Asset Management Inc., as Agent for
the GenCorp. Fund
127 Public Square, 20th Floor
Cleveland, Ohio 44114                          3,116(1)     3,116(1)     -            60,000        60,000      -

Key Asset Management Inc., as Agent for
the Charitable Securities Fund
127 Public Square, 20th Floor
Cleveland, Ohio 44114                         31,116(1)    31,116(1)     -           599,000       599,000      -

                                                   Common  Stock                         6% Debentures
                                          ------------------------------------- --------------------------------------

                                                                                 Principal
                                           Number of                             Amount of     Principal
                                             Shares     Number of   Percent of   Debentures    Amount of    Percent of
         SELLING SECURITYHOLDER           Beneficially    Shares    Class After Beneficially  Debentures   Class After
         ----------------------              Owned       Offered     Offering      Owned       Offered      Offering
                                             -----       -------     --------      -----       -------      --------
Key Asset Management Inc., as Agent for
the Victory Convertible Securities Fund
127 Public Square, 20th Floor
Cleveland, Ohio 44114
                                              38,961(1)    38,961(1)     -        $  750,000    $  750,000      -

State Street Bank
Custodian For GE Pension Trust
One Bridge Plaza
Fort Lee, New Jersey 07024                    38,961(1)    38,961(1)     -           750,000       750,000      -

Third Avenue Trust on behalf of the
Third Avenue High Yield Fund Series
767 Third Avenue
New York, New York 10017                      15,584(1)    15,584(1)     -           300,000       300,000      -

Zephyr Fund Ltd.
c/o Harbor Capital Management
2777 Summer Street
Stamford, Connecticut 06905                   25,974(1)    25,974(1)     -           500,000       500,000      -

Forum Capital Markets LLC
53 Forest Avenue
Old Greenwich, Connecticut 06870              79,480(1)    79,480(1)     -         1,530,000     1,530,000      -

Forest Alternative Strategies Fund A-5
53 Forest Avenue
Old Greenwich, Connecticut 06870              31,129(1)    31,129(1)     -           580,000       580,000      -

Forest Alternative Strategies Fund A-5I
53 Forest Avenue
Old Greenwich, Connecticut 06870               2,597(1)     2,597(1)     -            50,000        50,000      -

Forest Global Convertible Fund A-5
C/o Olympia Capital Williams House
20 Reid Street
Hamilton, HM 11 Bermuda                       31,688(1)    31,688(1)     -           610,000       610,000      -

                                                   Common  Stock                         6% Debentures
                                          ------------------------------------- --------------------------------------

                                                                                 Principal
                                           Number of                             Amount of     Principal
                                             Shares     Number of   Percent of   Debentures    Amount of    Percent of
         SELLING SECURITYHOLDER           Beneficially    Shares    Class After Beneficially  Debentures   Class After
         ----------------------              Owned       Offered     Offering      Owned       Offered      Offering
                                             -----       -------     --------      -----       -------      --------
Forest Alternative Strategies Fund
A-5M
53 Forest Avenue
Old Greenwich, Connecticut 06870               1,038(1)     1,038(1)     -        $   20,000   $   20,000      -

California Public Employment Retirement
System
400 P. Street
Sacramento, California 95814                 142,857(1)   142,857(1)     -         2,750,000    2,750,000      -

Bridgerope & Co.
Merrill Lynch World Income Fund
800 Scudders Mill Road
Plainsboro, New Jersey 08536                  77,922(1)    77,922(1)     -         1,500,000    1,500,000      -

Delaware State Employees' Retirement Fund
c/o Pecks Management Partners, Ltd.
One Rockefeller Plaza
Suite 900
New York, New York 10020                     121,588(1)   121,588(1)     -         2,340,000    2,340,000      -

Declaration of Trust for the Defined
Benefit Plans of ICI American Holdings
Incorporated
c/o Pecks Management Partners, Ltd.
One Rockefeller Plaza
Suite 900
New York, New York 10020                      37,402(1)    37,402(1)     -           720,000      720,000      -


Declaration of Trust for the Defined
Benefit Plans of Zeneca Holdings Inc.
c/o Pecks Management Partners, Ltd.
One Rockefeller Plaza
Suite 900
New York, New York 10020                      24,935(1)    24,935(1)     -           480,000      480,000      -

                                                   Common  Stock                         6% Debentures
                                          ------------------------------------- --------------------------------------

                                                                                 Principal
                                           Number of                             Amount of     Principal
                                             Shares     Number of   Percent of   Debentures    Amount of    Percent of
         SELLING SECURITYHOLDER           Beneficially    Shares    Class After Beneficially  Debentures   Class After
         ----------------------              Owned       Offered     Offering      Owned       Offered      Offering
                                             -----       -------     --------      -----       -------      --------
Christian Science Trustees for Gifts and
Endowments
c/o Pecks Management Partners, Ltd.
One Rockefeller Plaza
Suite 900
New York, New York 10020                      10,129(1)    10,129(1)     -        $  195,000   $  195,000      -

General Motors Employees Domestic Group
Trust
c/o Pecks Management Partners, Ltd.
One Rockefeller Plaza
Suite 900
New York, New York 10020                     454,025(1)   454,025(1)     -         8,740,000    8,740,000      -

Thermo Electron Balanced Investment Fund
c/o Pecks Management Partners, Ltd.
One Rockefeller Plaza
Suite 900
New York, New York 10020                      27,272(1)    27,272(1)     -           525,000      525,000      -

Security Insurance Company of Hartford
c/o Orion Capital Corporation
600 Fifth Avenue
New York, New York 10020                      51,948(1)    51,948(1)     -         1,000,000    1,000,000      -

Guaranty National Insurance Company
c/o Orion Capital Corporation
600 Fifth Avenue
New York, New York 10020                      25,974(1)    25,974(1)     -           500,000      500,000      -

LLT Limited
# 48 Par-la-Ville Road
Suite No. 779
Hailton, HM 11
Bermuda                                        2,077(1)     2,077(1)     -            40,000       40,000      -

                                                   Common  Stock                         6% Debentures
                                          ------------------------------------- --------------------------------------

                                                                                 Principal
                                           Number of                             Amount of     Principal
                                             Shares     Number of   Percent of   Debentures    Amount of    Percent of
         SELLING SECURITYHOLDER           Beneficially    Shares    Class After Beneficially  Debentures   Class After
         ----------------------              Owned       Offered     Offering      Owned       Offered      Offering
                                             -----       -------     --------      -----       -------      --------
OCM Convertible Trust
c/o Oaktree Capital Management LLC
550 South Hope Street, 22nd Floor
Los Angeles, California 90071                 54,805(1)    54,805(1)     -       $ 1,055,000   $ 1,055,000      -

State of Connecticut Combined Investment
Funds
c/o Oaktree Capital Management LLC
550 South Hope Street, 22nd Floor
Los Angeles, California 90071                 16,363(1)    16,363(1)     -           315,000       315,000      -

Partner Reinsurance Company Ltd.
c/o Oaktree Capital Management LLC
550 South Hope Street, 22nd Floor
Los Angeles, California 90071                 10,389(1)    10,389(1)     -           200,000       200,000      -

Raytheon Company Master Pension Trust
c/o Oaktree Capital Management LLC
550 South Hope Street, 22nd Floor
Los Angeles, California 90071                 33,766(1)    33,766(1)     -           650,000       650,000      -

Vanguard Convertible Securities Fund,
Incorporated
c/o Oaktree Capital Management LLC
550 South Hope Street, 22nd Floor
Los Angeles, California 90071                 32,727(1)    32,727(1)     -           630,000       630,000      -

Heritage Income Growth Trust
880 Carillon Parkway
St. Petersburg, Florida 33716                113,766(1)   113,766(1)     -         2,190,000     2,190,000      -

Second National Bank Trust Department
108 Main SW
Warren, Ohio 44481                             5,194(1)     5,194(1)     -           100,000       100,000      -

                                                   Common  Stock                         6% Debentures
                                          ------------------------------------- --------------------------------------

                                                                                 Principal
                                           Number of                             Amount of     Principal
                                             Shares     Number of   Percent of   Debentures    Amount of    Percent of
         SELLING SECURITYHOLDER           Beneficially    Shares    Class After Beneficially  Debentures   Class After
         ----------------------              Owned       Offered     Offering      Owned       Offered      Offering
                                             -----       -------     --------      -----       -------      --------
Katrina Adams
c/o Morgan Stanley Incorporated
440 S. LaSalle
Chicago, Illinois 60605                        5,194(1)     5,194(1)     -        $  100,000    $  100,000      -

David Babiarz
c/o Morgan Stanley Incorporated
440 S. LaSalle
Chicago, Illinois 60605                        2,597(1)     2,597(1)     -            50,000        50,000      -

Thomas G. Lyons
c/o Morgan Stanley Incorporated
440 S. LaSalle
Chicago, Illinois 60605                        2,597(1)     2,597(1)     -            50,000        50,000      -

TQA Arbitrage Fund, L.P.
181 Harbour Drive
Stamford, Connecticut 06902                   23,376(1)    23,376(1)     -           450,000       450,000      -

TQA Leverage Fund, L.P.
181 Harbour Drive
Stamford, Connecticut 06902                   10,389(1)    10,389(1)     -           200,000       200,000      -

TQA Leverage Fund, L.P.
181 Harbour Drive
Stamford, Connecticut 06902                    5,194(1)     5,194(1)     -           100,000       100,000      -

Richard L. Jackson
Judith A. K. Harmony
3950 Rose Hill Avenue
Cincinnati, Ohio 45229                         3,558(2)     1,558(1)     *            30,000        30,000      -

Museum of Fine Arts, Boston
c/o The Putnam Advisory Company,
Incorporated
One Post Office Square
Boston, Massachusetts 02109                    5,455(1)     5,455(1)     -           105,000       105,000      -

                                                   Common  Stock                         6% Debentures
                                          ------------------------------------- --------------------------------------

                                                                                 Principal
                                           Number of                             Amount of     Principal
                                             Shares     Number of   Percent of   Debentures    Amount of    Percent of
         SELLING SECURITYHOLDER           Beneficially    Shares    Class After Beneficially  Debentures   Class After
         ----------------------              Owned       Offered     Offering      Owned       Offered      Offering
                                             -----       -------     --------      -----       -------      --------
Boston College Endowment Fund
c/o The Putnam Advisory Company,
Incorporated
One Post Office Square
Boston, Massachusetts 02109                    4,935(1)     4,935(1)     -       $  95,000    $  95,000         -

Promutual
c/o The Putnam Advisory Company,
Incorporated
One Post Office Square
Boston, Massachusetts 02109                   22,857(1)    22,857(1)     -         440,000      440,000         -

Employers' Reinsurance Corporation
c/o The Putnam Advisory Company,
Incorporated
One Post Office Square
Boston, Massachusetts 02109                   35,584(1)    35,584(1)     -         685,000      685,000         -

University of Rochester
c/o The Putnam Advisory Company,
Incorporated
One Post Office Square
Boston, Massachusetts 02109                    5,194(1)     5,194(1)     -         100,000      100,000         -

Rhone-Poulenc Rorer Inc. Pension Plan
c/o The Putnam Advisory Company,
Incorporated
One Post Office Square
Boston, Massachusetts 02109                      467(1)       467(1)     -           9,000        9,000         -

New Hampshire State Retirement System
c/o The Putnam Advisory Company,
Incorporated
One Post Office Square
Boston, Massachusetts 02109                   27,012(1)    27,012(1)     -         520,000      520,000         -

                                                   Common  Stock                         6% Debentures
                                          ------------------------------------- --------------------------------------

                                                                                 Principal
                                           Number of                             Amount of     Principal
                                             Shares     Number of   Percent of   Debentures    Amount of    Percent of
         SELLING SECURITYHOLDER           Beneficially    Shares    Class After Beneficially  Debentures   Class After
         ----------------------              Owned       Offered     Offering      Owned       Offered      Offering
                                             -----       -------     --------      -----       -------      --------
Putnam Convertible Income-Growth Trust
c/o The Putnam Investment Management
Incorporated
One Post Office Square
Boston, Massachusetts 02109
                                             320,000(1)   320,000(1)     -      $6,160,000    6,160,000         -

Putnam Global Natural Resources Fund
c/o The Putnam Investment Management
Incorporated
One Post Office Square
Boston, Massachusetts 02109                   40,000(1)    40,000(1)     -         770,000      770,000         -

Putnam Balanced Retirement Fund
c/o The Putnam Investment Management
Incorporated
One Post Office Square
Boston, Massachusetts 02109                   14,025(1)    14,025(1)     -         270,000      270,000         -

Putnam Convertible Opportunities and
Income Trust
c/o The Putnam Investment Management
Incorporated
One Post Office Square
Boston, Massachusetts 02109                   17,142(1)    17,142(1)     -         330,000      330,000         -

Putnam Funds Trust-Putnam High Yield
Total Return Fund
c/o The Putnam Investment Management
Incorporated
One Post Office Square
Boston, Massachusetts 02109                    1,246(1)     1,246(1)     -          24,000       24,000         -

Sondra Myers
Mae S. Gelb
C/o Beverly Gelb Klein Trustee
111 Peller Avenue
Scranton, Pennsylvania 18505                     519(1)       519(1)     -          10,000       10,000         -

                                                   Common  Stock                         6% Debentures
                                          ------------------------------------- --------------------------------------

                                                                                 Principal
                                           Number of                             Amount of     Principal
                                             Shares     Number of   Percent of   Debentures    Amount of    Percent of
         SELLING SECURITYHOLDER           Beneficially    Shares    Class After Beneficially  Debentures   Class After
         ----------------------              Owned       Offered     Offering      Owned       Offered      Offering
                                             -----       -------     --------      -----       -------      --------
Ethel Chadsey Meulendyke Charitable Trust
c/o A.G. Edwards & Sons Inc.
31 N. Main Street
Essex, Connecticut 06426
                                                 935(1)       935(1)     -          18,000(1)    18,000(1)      -

LDG Limited
#48 Par-la-Ville Road
Suite No 780
Hamilton, HM 11
Bermuda                                       10,389(1)    10,389(1)     -         200,000(1)   200,000(1)      -


-----------------------
* Less than 1%


(1) Issuable upon conversion of the 6% Debentures.
(2) Includes 1,558 shares issuable upon conversion of the 6% Debentures and 2,000 Common shares currently owned.